UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 17, 2004


                               PLIANT CORPORATION
               (Exact name of company as specified in its charter)


          UTAH                           333-40067                 87-0496065
----------------------------      ------------------------       --------------
(State or other jurisdiction      (Commission file number)       (IRS Employer
    of incorporation)                                            Identification
                                                                     Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                ------------------------------------------------
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

     Attached as an Exhibit to this Form 8-K is a press release dated February 27, 2004 announcing the completion of the Company's offering and sale, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, of $306 million principal amount at maturity of its 11 1/8% Senior Secured Discount Notes due 2009 and its entering into a new five-year asset-based revolving credit facility in the principal amount of up to $100 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits


EXHIBIT NO.              DOCUMENT

99.1                     Press Release dated February 27, 2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PLIANT CORPORATION


Date: February 27, 2004                     By:  /S/ Brian E. Johnson
                                                 -----------------------------
                                                 Brian E. Johnson
                                                 Executive Vice President and
                                                 Chief Financial Officer